Exhibit 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, Richard Zaremba, Vice President, Chief Financial Officer, Treasurer and Secretary of MISONIX, INC. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the three months ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2002


                               /s/ Richard Zaremba
                               -----------------------------
                               Richard Zaremba
                               Vice President, Chief Financial Officer,
                               Treasurer and Secretary


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